UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 12, 2023
Overstock.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

799 W. Coliseum Way Midvale, Utah	84047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 947-3100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:  (see General Instruction A. 2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240. 12b-2).

Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	OSTK	NASDAQ Global Market

Item 1.01	Entry into a Material Definitive Agreement

On June 12, 2023, Overstock.com, Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) with Bed Bath & Beyond Inc., a New York corporation (“BBBY”), and certain subsidiaries of BBBY (collectively, the “Sellers”), under which, subject to the terms and conditions set forth in the Agreement, the Company agreed to acquire certain assets of the Sellers, including intellectual property, business data, rights to mobile applications, and certain contracts and other related assets (collectively, the “Assets”), and assume certain specified liabilities of the Sellers (collectively, the “Liabilities” and such acquisition of the Assets and assumption of the Liabilities, the “Transaction”) for a total purchase price of $21,500,000, subject to an escrow for a portion of the purchase price, which may be returned to the Company if specified trigger events are not satisfied. The Sellers are debtors in Chapter 11 cases before the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”) which commenced on April 23, 2023. Subject to the approval of the Bankruptcy Court, the Company will be designated as the “stalking horse” bidder under Section 363 of the U.S. Bankruptcy Code. The Transaction will be conducted through a Bankruptcy Court-supervised process pursuant to Bankruptcy Court-approved bidding procedures and is subject to the receipt of higher or better offers from competing bidders at an auction, approval of the sale by the Bankruptcy Court, and the satisfaction of certain conditions. Accordingly, the Company can give no assurances of the outcome of the Transaction and whether the Company will be successful in acquiring the Assets pursuant to the Agreement.

The Company has delivered to an escrow agent an amount in cash equal to 10% of the purchase price (the “Deposit”) in immediately available funds. If the Agreement is terminated, the Deposit will be returned to the Company, subject to certain exceptions relating to a breach of the Agreement by the Company. If the Agreement is later terminated for certain reasons, including if the Sellers materially breach or close a transaction with a competing bidder at the auction, the Sellers may be required to pay to the Company a customary break-up fee plus a capped expense reimbursement.

The Agreement contains customary representations and warranties of the parties and the completion of the Transaction is subject to a number of customary conditions, which, among others, include, the entry of an order of the Bankruptcy Court authorizing and approving the Transaction, the performance by each party of its obligations under the Agreement and the material accuracy of each party’s representations. The Agreement contains certain termination rights for both the Company and the Sellers, including the right to terminate the Agreement if the Transaction is not consummated by July 3, 2023 or the Sellers enter into a transaction with a competing bidder.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants set forth in the Agreement have been made only for the purposes of the Agreement and solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts. In addition, information regarding the subject matter of the representations and warranties made in the Agreement may change after the date of the Agreement. Accordingly, the Agreement is included with this Current Report on Form 8-K only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding the Company, its subsidiaries, the Assets or Liabilities, or the Company’s or its subsidiaries’ respective businesses as of the date of the Agreement or as of any other date.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K may contain forward-looking statements, which may generally be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the Company’s most recent annual or quarterly report and detailed from time to time in the Company’s other filings with the Securities and Exchange Commission, which factors are incorporated herein by reference and the following factors: the occurrence of any event, change or other circumstances that could give rise to the right of the Company or the Sellers to terminate the Agreement; the possibility that the anticipated benefits of the Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the Assets; the possibility that the Transaction may be more expensive to complete than anticipated; diversion of management’s attention from ongoing business operations and opportunities; and exposure to potential litigation. In addition, certain material factors and assumptions have been applied in making these forward-looking statements, including that the risks and uncertainties outlined above will not cause actual results or events to differ materially from those described in these forward-looking statements. The Company believes that the material factors and assumptions reflected in these forward-looking statements are reasonable, but readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this news release or to reflect actual outcomes, unless required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1*	Asset Purchase Agreement, dated June 12, 2023, by and among Overstock.com, Inc., Bed Bath & Beyond Inc. and certain subsidiaries of Bed Bath & Beyond Inc.

104	The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document.

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Reporting Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Chief Legal Officer
Date:	June 13, 2023